NOTE PAYABLE	6 Months Ended
Apr. 30, 2017
Notes to Financial Statements
NOTE 6 - NOTE PAYABLE

The Company entered into borrowing arrangements with a third party not related to the Company. The notes are due on December 31, 2018. The notes accrued interest at 0% for the initial 9 months and then 5% on annual rate thereafter.

The Company has begun discussions to convert the note payable into a funding agreement into the Company’s grow operations whereby the note holders would receive $250-300 per pound that is produced in return for their investment. The investment would not include any equity or voting participation in the company and would be only based on production from company’s current operations. The Company is waiting for the initial harvest, drying and trimming to be completed before finalizing the agreement and expects to finalize the agreement within the next 4-6 weeks.